                                                                   EXHIBIT 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: April 2003

CURRENT BILLING MONTH        4/3/2003 - 5/2/2003                                      COLLECTION CURVE 100%
 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                                $141,706,662
Residential SECURITIZATION CHARGE (SC) Billed                             $1,371,144           0.968%

Commercial Total Billed                                                  $81,247,895
Commercial SECURITIZATION CHARGE (SC) Billed                              $1,276,841           1.572%

Industrial Total Billed                                                  $47,931,754
Industrial SECURITIZATION CHARGE (SC) Billed                              $1,315,051           2.744%

YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
-------------------------------------------
Non-Residential Customer Net Write-offs                                        0.190%
Residential Customer Net Write-offs                                            0.420%
Total Net Write-offs                                                           0.290%



 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                            $1,282,056
Commercial Class SC Collected                                             $1,274,845
Industrial Class SC Collected                                             $1,486,701

Total SC Collected                                                        $4,043,602


 Aggregate SC Remittances for April 2003 BILLING MONTH                    $4,043,602
 Aggregate SC Remittances for May 2003 BILLING MONTH                              $0
 Aggregate SC Remittances for June 2003 BILLING MONTH                             $0
 TOTAL CURRENT SC REMITTANCES                                             $4,043,602

CURRENT BILLING MONTH        4/3/2003 - 5/2/2003                             COLLECTION CURVE 100%

 CALCULATED SC COLLECTED AMOUNT
 ------------------------------
 RESIDENTIAL
 -----------
 A-1 Residential SC Collected                                             $1,215,800
 A-3 Residential T.O.D. SC Collected                                          $6,108
 A-4 Alternate Residence SC Collected                                        $31,573
 A-5 Residential Farm/Life Support SC Collected                              $28,575

 TOTAL RESIDENTIAL SC COLLECTED                                           $1,282,056

 COMMERCIAL
 ----------
 B-1 General Primary (041) SC Collected                                      $21,246
 B- General Secondary (010) SC Collected                                    $228,462
 C- General Secondary (011) SC Collected                                    $468,181
 D- General Primary (018) SC Collected                                      $296,872
 F- Primary High Load Factor (032) SC Collected                              $46,063
 GH- General Service Heating (013) SC Collected                               $7,036
 H- Water Heating Service (014) SC Collected                                    $562
 L-1 General Energy-Only Street Lighting SC Collected                         $2,319
 L-2 General Service (Cust Owned) St Light SC Collected                       $2,568
 L-3 General Service (Co Owned) St Light SC Collected                        $13,215
 L-4 General Service Outdoor Lighting Commercial SC Collected                 $1,729
 PS-1 General Secondary Public Pumping SC Collected                           $6,703
 PS-2 General Primary Public Pumping SC Collected                             $8,954
 PS-3 General Optional Primary Public Pumping SC Collected                   $40,741
 R-1 General Secondary Resale SC Collected                                       $36
 R-2 General Secondary Resale SC Collected                                      $972
 R-3 General Primary Resale SC Collected                                     $29,756
 ROA-P Retail Open Access Primary (110) SC Collected                         $73,185
 ROA-S Retail Open Access Secondary Com SC Collected                         $11,397
 SC - Special Contract Commercial SC Collected                                $1,904
 SPEC Grand Rapids Special Contract SC Collected                              $2,838
 UR- General Unmetered SC Collected                                          $10,106

 TOTAL COMMERCIAL SC COLLECTED                                            $1,274,845

 INDUSTRIAL
 ----------
 B-1 General Primary (042) SC Collected                                      $15,959
 B- General Secondary (020) SC Collected                                     $33,351
 C- General Secondary (021) SC Collected                                     $76,452
 CG- Cogeneration/Small Power Production Purchase SC Collected                $1,684
 D- General Primary   (028) SC Collected                                    $570,851
 F- Primary High Load Factor (033) SC Collected                              $77,561
 GH- General Service Heating (023) SC Collected                                  $57
 GMD General Motors SC Collected                                             $64,878
 GMF General Motors SC Collected                                            $126,971
 GMF-1 General Motors SC Collected                                           $14,619
 GMJ-1 General Motors SC Collected                                            $9,269

CURRENT BILLING MONTH        4/3/2003 - 5/2/2003                             COLLECTION CURVE 100%
 H- Water Heating Service (024) SC Collected                                      $2
 I- General Primary Interruptible (034) SC Collected                          $5,088
 J-1 General Alternative Electric Metal Melting SC Collected                 $38,015
 J- General Primary Electric Furnace (037) SC Collected                       $8,696
 L-4 General Service Outdoor Lighting Industrial SC Collected                   $111
 ROA-P Retail Open Access Primary (111) SC Collected                        $202,787
 ROA-S Retail Open Access Secondary Ind SC Collected                          $1,472
 SC - Special Contract Industrial SC Collected                              $238,878

 TOTAL INDUSTRIAL SC COLLECTED                                            $1,486,701

 TOTAL SC COLLECTED                                                       $4,043,602





 Executed as of this 20th day of May 2003.
                                                CONSUMERS ENERGY COMPANY
                                                AS SERVICER



                                                --------------------------------
                                                Glenn Barba, Vice President,
                                                Controller and Chief Accounting
                                                Officer




  CC:      Consumers Funding LLC
           One Energy Plaza
           Jackson, Mi  49201